UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21109

                      OFI TREMONT MARKET NEUTRAL HEDGE FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.



FUND PERFORMANCE DISCUSSION  Unaudited
--------------------------------------------------------------------------------

OFI Tremont Market Neutral Hedge Fund (the "Fund") was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation consistent with the preservation of capital while attempting to generate positive returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Hedge Funds") that are managed by a select group of alternative asset managers employing a wide range of specialized investment strategies. The performance analysis discussed below is intended to provide investors with an overview of the Fund's performance for the year ended March 31, 2006.

      The OFI Tremont Market Neutral Hedge Fund advanced 8.45% 1 for the year ended March 31, 2006. The past twelve months presented a year of transition from an environment lacking hedge fund return drivers, consisting of primarily low volatility, flat yield curves and high correlations, to the beginnings of a more conducive climate for hedge fund investing.

      The Fund achieved its return and volatility goals through allocations to solid income generators, specifically with core holdings in multi-strategy, fixed income arbitrage and event-driven managers. These managers were relatively resilient in most market environments and allowed the Fund to mix in more aggressive return generators in emerging markets and long/short equity. In recent allocations there has been non-U.S. focus, especially event-driven investing in Asia, and some European long/short allocations. Over the twelve-month period there was a building up of the emerging markets theme using predominantly regional or global players, with a significant weighting in the credit markets for both return and stability. Equity market neutral managers continued to be a core allocation for the Fund.

      The Fund began the last twelve months in an unfavorable market as both global macro and managed futures strategies experienced significant losses in April. A strong bond market rally acted as the main culprit for macro losses, while declining commodity and equity values created losses for managed futures funds. The environment improved later in the quarter when foreign exchange moves came to the rescue, providing a good consistent trend from which both global macro and managed futures managers profited.

      This period was also challenging for the credit markets when they were driven to near panic levels in early May with dramatic spread and price movements, in addition to the deterioration of key technical factors related to supply and demand. The supply-side fears were fueled by the downgrade of GM to high yield status. Pressures on high yield

1. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES AND EXPENSES. THIS RETURN MAY DIFFER F ROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. THE FUND IS A CLOSED-END REGISTERED INVESTMENT COMPANY AND NOT A MUTUAL FUND. THERE ARE CONSIDERABLE DIFFERENCES BETWEEN CLOSED-END REGISTERED INVESTMENT COMPANIES AND MUTUAL FUNDS. MUTUAL FUNDS PROVIDE DAILY LIQUIDITY. THE FUND IS ILLIQUID AND MAY BE RISKIER AND MORE EXPENSIVE THAN MUTUAL FUNDS. THE HEDGE FUNDS IN WHICH THE FUND INVESTS ARE NOT REGISTERED INVESTMENT COMPANIES AND, THEREFORE ARE NOT SUBJECT TO THE SAME REGULATORY OVERSIGHT AS MUTUAL FUNDS, INCLUDING REGULATIONS THAT REQUIRE MUTUAL FUNDS TO HAVE A CERTAIN DEGREE OF LIQUIDITY, LIMIT CONCENTRATION IN ANY ONE INVESTMENT, PROTECT AGAINST CONFLICTS OF INTEREST, ASSURE FAIRNESS IN PRICING FUND INTERESTS, REQUIRE DISCLOSURE ABOUT A FUND'S MANAGEMENT, HOLDINGS, FEES AND EXPENSES, AND LIMIT LEVERAGE. THE FUND IS DEPENDENT NOT ONLY ON THE INVESTMENT PERFORMANCE OF INDIVIDUAL MANAGERS, BUT ALSO ON THE ABILITY OF THE SUB-ADVISER TO EFFECTIVELY ALLOCATE THE FUND'S ASSETS.


                    2 | OFI TREMONT MARKET NEUTRAL HEDGE FUND demand were exacerbated with the breakdown of credit arbitrage trades and persistent rumors of massive convertible bond redemptions.

      Regarding convertible arbitrage, this strategy was plagued by investor redemptions, low volatility, lack of new issuance and supply/demand imbalances that, in some instances, pushed valuations beyond their fundamental value. The allocation remained a small one within the Fund throughout the past twelve months. Going forward, we are keeping a watchful eye on how to position this strategy in the portfolio.

      In April of last year, emerging markets managers were mixed into the portfolio for diversification as well as to serve as return generators. There were record inflows into emerging markets throughout 2005, and we have continued to recommend a conservative approach to investments in this area. We have been focusing on managers that have the capacity to deploy hedges in a timely manner and who have demonstrated such ability in the past.

      The Fund's long/short equity managers generally finished the year on a strong note. The U.S. managers with good stock picking ability posted solid returns in an environment where most U.S. equity indices were relatively flat for the 2005 year. The Fund's long/short allocation to a Japan focused manager was the largest positive performance contributor for the period. The first few months of 2006, however, have been challenging for this manager, but we will still maintain the Fund's allocation here.


                    3 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

FUND PERFORMANCE  Unaudited
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OFI Tremont Market Neutral Hedge Fund

S&P 500 Index 2

Lehman Brothers Government Credit Bond Index 3

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         OFI Tremont                           Lehman Brothers
                        Market Neutral        S & P 500       Government Credit
   Date                  Hedge Fund      Monthly Reinvested   Credit Bond Index

01/02/2003                   10,000            10,000              10,000
03/31/2003                   10,179             9,685              10,165
06/30/2003                   10,404            11,175              10,523
09/30/2003                   10,498            11,471              10,470
12/31/2003                   10,749            12,867              10,467
03/31/2004                   11,013            13,085              10,789
06/30/2004                   10,998            13,310              10,447
09/30/2004                   11,040            13,061              10,819
12/31/2004                   11,276            14,266              10,906
03/31/2005                   11,368            13,959              10,832
06/30/2005                   11,412            14,150              11,205
09/30/2005                   11,650            14,660              11,098
12/31/2005                   11,954            14,966              11,164
03/31/2006                   12,330            15,595              11,051

AVERAGE ANNUAL TOTAL RETURN OF THE FUND AT 3/31/06
1-Year 8.45%    Since Inception 6.67%    Inception Date 1/2/03

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES AND EXPENSES. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. BECAUSE THERE ARE DIFFERENCES IN THE FUND'S INVESTMENT STRATEGIES AND THOSE INDICES SHOWN, NO INDEX IS DIRECTLY COMPARABLE TO THE FUND.

2. The S&P 500 Index is an unmanaged index considered to be generally representative of the U.S. large-cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct fees or expenses.

3. The Lehman Brothers Government/Credit Bond Index is an unmanaged index composed of debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies and quasi-federal corporations and fixed rate dollar denominated SEC-registered corporate debt that are rated investment grade or higher by Moody's Investor Service, Standard & Poor's Corporation, or Fitch Investor's Service, in that order.


                    4 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

FUND INVESTMENT ALLOCATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND INVESTMENT ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                 Event Driven                        32.0%
                 Multi Strategy                      19.9
                 Long/Short Equity                   18.4
                 Equity Market Neutral               14.1
                 Fixed Income Arbitrage               8.0
                 Emerging Markets                     4.3
                 Managed Futures                      2.6
                 Cash Equivalents                     0.7

The Fund's portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2006, and are based on total investments in hedge funds and short-term investment.
--------------------------------------------------------------------------------


                    5 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

FUND EXPENSES  Unaudited
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; administration fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other registered investment companies.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                      BEGINNING         ENDING            EXPENSES PAID DURING
                      ACCOUNT VALUE     ACCOUNT VALUE     6 MONTHS ENDED
                      (10/1/05)         (3/31/06)         MARCH 31, 2006
--------------------------------------------------------------------------------
Actual                $1,000.00         $1,057.20         $7.67
--------------------------------------------------------------------------------
Hypothetical           1,000.00          1,017.50          7.52

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, divided by 2 (to reflect the one-half year period). The annualized expense ratio for the 6-month period ended March 31, 2006 was 1.49%.

The expense ratio reflects voluntary waivers of expenses by the Fund's Adviser that can be terminated at any time, without advance notice. The "Financial Highlights" table in the Fund's financial statements, included in this report, also show the gross expense ratio, without such reimbursements.
--------------------------------------------------------------------------------


                    6 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENT OF INVESTMENTS  March 31, 2006
--------------------------------------------------------------------------------

                                                         % OF                                   % OF
                                                        HEDGE                          FAIR      NET                    ACQUISITION
                                                    FUND HELD           COST          VALUE   ASSETS     LIQUIDITY 1         DATE 2
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN HEDGE FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
Black River Emerging Markets Credit
  Opportunity Fund Ltd.                                   1.0%   $ 2,000,000    $ 2,083,762      2.8%    Semi-Annually        01/06
Quorum Fund Ltd.                                          0.3        700,000        890,085      1.2     Monthly              01/06
                                                                 -----------------------------------
TOTAL EMERGING MARKETS                                             2,700,000      2,973,847      4.0
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL
AQR Global Stock Selection Offshore Fund Ltd.             0.4      1,900,001      2,418,124      3.2     Quarterly      01/03-04/04
Barclays Global Investors The 32 Capital Fund Ltd.        0.4      3,015,001      4,341,336      5.8     Monthly        01/03-04/04
Temujin International Fund Ltd.                           0.7      2,500,000      3,029,090      4.1     Quarterly            04/05
                                                                 -----------------------------------
TOTAL EQUITY MARKET NEUTRAL                                        7,415,002      9,788,550     13.1
-----------------------------------------------------------------------------------------------------------------------------------
EVENT DRIVEN
Avenue Asia International Ltd.                            0.3      2,000,000      2,101,700      2.8     Annually             11/05
Avenue Investments, L.P.                                  0.9      2,200,001      2,996,087      4.0     Annually       01/03-04/04
Bear Stearns High-Grade Structured Credit
Strategies, L.P.                                          0.9      3,000,000      3,634,674      5.0     Annually             11/04
Courage Special Situations Offshore Fund Ltd.
(Class B)                                                 1.6      2,800,000      3,008,853      4.0     Quarterly        5/05-6/05
GoldenTree Credit Opportunities, L.P.                     2.3      2,684,740      3,269,687      4.4     Semi-Annually        12/04
Highland Crusader Fund II Ltd.                            0.2      2,000,000      2,151,494      2.9     Quarterly            02/06
Jana Piranha Offshore Fund (Cayman) Ltd.                  0.6      2,000,000      2,052,776      2.8     Quarterly            03/06
Perry Partners L.P.                                       0.1      2,800,000      3,004,342      4.0     Quarterly        2/05-4/05
                                                                 -----------------------------------
TOTAL EVENT DRIVEN                                                19,484,741     22,219,613     29.9
-----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME ARBITRAGE
Endeavour Fund I LLC                                      1.6      2,450,000      3,275,319      4.4     Quarterly      10/03-05/04
Julius Baer Diversified Fixed Income Hedge
Fund (USD)                                                2.9      2,000,000      2,256,758      3.0     Quarterly            11/04
                                                                 -----------------------------------
TOTAL FIXED INCOME ARBITRAGE                                       4,450,000      5,532,077      7.4
-----------------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY
Cantillon US Low Volatility Ltd.                          0.4      3,600,000      3,864,081      5.2     Monthly              04/04
Delta Fund Europe Ltd.                                    0.3      2,500,000      2,847,992      3.8     Quarterly      01/06-02/06
FrontPoint Offshore Japan Fund Ltd.                       0.2      1,300,000      1,315,154      1.8     Quarterly            01/06
Whitney New Japan Partners, L.P.                          0.8      3,000,000      4,706,691      6.3     Quarterly      08/03-07/04
                                                                 -----------------------------------
TOTAL LONG/SHORT EQUITY                                           10,400,000     12,733,918     17.1
-----------------------------------------------------------------------------------------------------------------------------------
MANAGED FUTURES
Blenheim Global Markets Fund Ltd.                         0.3      1,000,000      1,802,392      2.4     Monthly              11/04
-----------------------------------------------------------------------------------------------------------------------------------
MULTI STRATEGY
Canyon Value Realization Fund, L.P.                       0.2      2,750,001      3,896,558      5.2     Annually       01/03-04/04
Clinton Multistrategy Fund LLC (Class A)                  0.3      2,500,000      2,709,442      3.6     Quarterly            06/05
D.E. Shaw Composite International Fund                    0.4      3,497,547      3,620,721      4.9     Quarterly            01/06
Stark Investments, L.P.                                   0.2      2,443,654      3,576,304      4.8     Annually       01/04-04/04
                                                                 -----------------------------------
TOTAL MULTI STRATEGY                                              11,191,202     13,803,025     18.5
                                                                 -----------------------------------
Total Investments in Hedge Funds                                  56,640,945     68,853,422     92.4

-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
Citibank II Money Market Deposit Account                             462,813        462,813      0.6
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN HEDGE FUNDS
AND SHORT-TERM INVESTMENT                                        $57,103,758     69,316,235     93.0
                                                                 ===========
OTHER ASSETS IN EXCESS OF LIABILITIES                                             5,225,549      7.0
                                                                                --------------------
NET ASSETS                                                                      $74,541,784    100.0%
                                                                                ====================

Detailed information about the Hedge Funds' portfolios is not available.

1. Available frequency of redemptions after initial lock-up period.

2. Represents initial through most recent month of investment purchases.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    7 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------
Investments in hedge funds, at fair value (cost $56,640,945)                                     $68,853,422
-------------------------------------------------------------------------------------------------------------
Cash and cash equivalents (cost $462,813)                                                            462,813
-------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Hedge funds sold                                                                                   5,655,282
Receivable from Adviser                                                                               20,804
Other assets                                                                                          34,154
                                                                                                 ------------
Total assets                                                                                      75,026,475

-------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------
Payables:
Shareholder redemptions                                                                              213,487
Management fee                                                                                       175,122
Professional fees                                                                                     49,280
Administration fee                                                                                    27,154
Trustees' fees and expenses                                                                            1,815
Miscellaneous fees                                                                                    17,833
                                                                                                 ------------
Total liabilities                                                                                    484,691

-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $74,541,784
                                                                                                 ============

-------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest ($0.001 par value, unlimited shares authorized)       $        75
-------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                        70,446,832
-------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                   (5,850,212)
-------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                      (2,267,388)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                        12,212,477
                                                                                                 ------------
NET ASSETS                                                                                       $74,541,784
                                                                                                 ============

-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------------
(based on net assets of $74,541,784 and 75,037.269 shares of beneficial interest outstanding)    $    993.40

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    8 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENT OF OPERATIONS  For the Year Ended March 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                             $   99,173
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fee                                                          878,915
--------------------------------------------------------------------------------
Administration fee                                                      105,483
--------------------------------------------------------------------------------
Professional fees                                                        94,660
--------------------------------------------------------------------------------
Registration fees                                                        50,374
--------------------------------------------------------------------------------
Interest expense                                                         30,405
--------------------------------------------------------------------------------
Trustees' fees and expenses                                              12,560
--------------------------------------------------------------------------------
Custodian fees                                                              695
--------------------------------------------------------------------------------
Miscellaneous fees                                                       48,415
                                                                     -----------
Total expenses                                                        1,221,507
Less: Waiver of expenses by the Adviser                                (178,023)
                                                                     -----------

--------------------------------------------------------------------------------
Net expenses                                                          1,043,484

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (944,311)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                        663,251
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                  5,942,659

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $5,661,599
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    9 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                                                                         2006            2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                   $  (944,311)    $(1,169,907)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                          663,251       1,265,724
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                    5,942,659       2,537,395
                                                                                                      ----------------------------
Net increase in net assets resulting from operations                                                    5,661,599       2,633,212

----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                                   (2,335,286)     (1,341,379)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                                     (747,208)     (1,822,133)
----------------------------------------------------------------------------------------------------------------------------------
Tax return of capital distribution                                                                             --      (1,208,656)

----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions                                504,735      14,425,430

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                          3,083,840      12,686,474
----------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                                      71,457,944      58,771,470
                                                                                                      ----------------------------
End of year (including accumulated net investment loss of $5,850,212 and $2,909,721, respectively)    $74,541,784     $71,457,944
                                                                                                      ============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   10 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENT OF CASH FLOWS  For the Year Ended March 31, 2006
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                         $  5,661,599
----------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments                                                                 (663,251)
Net change in unrealized appreciation on investments                                           (5,942,659)
Purchases of investments                                                                      (25,797,548)
Proceeds from sales of investments                                                             29,069,597
Increase in receivable for hedge funds sold                                                      (902,233)
Decrease in receivable from Adviser                                                                 7,853
Increase in other assets                                                                           (3,279)
Increase in management fee payable                                                                 38,578
Increase in administration fee payable                                                              8,636
Decrease in professional fees payable                                                             (21,895)
Increase in Trustees' fees and expenses payable                                                     1,615
Increase in miscellaneous fees payable                                                             13,041
                                                                                             -------------
Net cash provided by operating activities                                                       1,470,054

----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
----------------------------------------------------------------------------------------------------------
Proceeds from credit facility borrowing                                                        10,500,000
Payments on bank borrowing                                                                    (10,500,000)
Proceeds from shares of beneficial interest sold                                                5,692,000
Payments of shares of beneficial interest redeemed                                            (10,557,005)
                                                                                             -------------
Net cash used in financing activities                                                          (4,865,005)
----------------------------------------------------------------------------------------------------------
Net decrease in cash and cash equivalents                                                      (3,394,951)
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of year                                                  3,857,764
                                                                                             -------------
Cash and cash equivalents at end of year                                                     $    462,813
                                                                                             =============

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $3,082,494. Cash paid for interest on credit facility borrowings--$30,405.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   11 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                          2006            2005            2004            2003 1
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  957.74       $  975.00       $1,017.98       $1,000.00
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss 2                                       (13.16)         (14.18)         (14.91)          (3.80)
Net realized and unrealized gain                             93.72           47.16          110.80           21.78
                                                         -----------------------------------------------------------
Total income from investment operations                      80.56           32.98           95.89           17.98
--------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (34.02)         (15.41)         (15.15)             --
Distributions from net realized gain                        (10.88)         (20.94)         (34.13)             --
Tax return of capital distribution                              --          (13.89)         (89.59)             --
                                                         -----------------------------------------------------------
Total dividends and/or distributions to shareholders        (44.90)         (50.24)        (138.87)             --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  993.40       $  957.74       $  975.00       $1,017.98
                                                         ===========================================================

--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                            8.45%           3.22%           8.20%           1.80%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $  74,542       $  71,458       $  58,771       $  25,551
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4,5
Net investment loss                                          (1.34)%         (1.39)%         (1.48)%         (1.49)%
Total expenses                                                1.74%           1.67%           1.75%           2.21%
Expenses, net of waiver of expenses by the Adviser            1.49%           1.45%           1.50%           1.50%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate 6                                       39%             66%             22%              0%

1. For the period from January 2, 2003 (commencement of operations) to March 31, 2003.

2. Based on average shares outstanding during each period.

3. Assumes an investment on the last valuation date prior to the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Ratios do not reflect the Fund's proportionate share of income and expenses of the Hedge Funds.

6. Represents the lesser of purchases or sales of investments in Hedge Funds divided by the average fair value of investments in Hedge Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   12 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

OFI Tremont Market Neutral Hedge Fund (the "Fund") was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Hedge Funds") that are managed by a select group of alternative asset managers that employ various "market neutral" investment strategies. These strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other markets.

      Commencing on June 2, 2004, OppenheimerFunds, Inc. (the "Adviser") began serving as the Fund's investment adviser subject to the ultimate supervision of and subject to any policies established by the Board of Trustees (the "Board" or the "Trustees") of the Fund, pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement"). Prior to that time and before the Adviser assumed the role of investment adviser, the Adviser's wholly-owned subsidiary, OFI Institutional Asset Management, Inc. ("OFIIAMI"), served as the Fund's investment adviser. Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

      Tremont Partners, Inc. (the "Sub-Adviser"), an affiliate of the Adviser, has been retained by the Adviser to serve as the Fund's Sub-Adviser and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

      The Adviser is wholly owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. The Adviser and the Sub-Adviser are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

      Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board based on the net asset value per share of the Fund. Shares are being offered only to qualified investors that meet all requirements to invest in the Fund. The Fund's shares are not listed for trading on a securities exchange.

      The Fund from time to time may offer to repurchase outstanding shares based on the Fund's net asset value per share pursuant to written tenders from shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offered to repurchase at a specified dollar amount of outstanding shares. Generally, the Fund will offer to repurchase shares four times each year, as of the last business day of March, June, September and December. A redemption fee payable to the Fund equal to 1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of a shareholder's initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The Fund's Board will establish the amount of shares the Fund will offer to repurchase. The Fund will generally pay the value of the shares repurchased approximately one month after the value of the shares to be repurchased is determined. If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value of the shares and the balance due will be determined and paid promptly after completion of the year end audit of the Fund.


                   13 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

--------------------------------------------------------------------------------
PORTFOLIO VALUATION. The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

      The Fund's investments in Hedge Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Hedge Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Hedge Fund. These Hedge Funds value their underlying investments in accordance with policies established by such Hedge Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Hedge Fund and are net of management and performance incentive fees or allocations payable to the Hedge Funds' managers pursuant to the Hedge Funds' agreements. Where no value is readily available from a Hedge Fund or where a value supplied by a Hedge Fund is deemed not to be indicative of its value, the Hedge Fund will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Interest income is recorded on the accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in a Hedge Fund's net asset value is included in net change in unrealized appreciation (depreciation) on investments on the statement of operations. Realized gains and losses on withdrawals from Hedge Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and shareholders; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis.

--------------------------------------------------------------------------------
INCOME TAXES. The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.


                   14 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation and depreciation on Hedge Funds for federal income tax purposes.

                                                             NET UNREALIZED
                                                               APPRECIATION
                                                           BASED ON COST OF
      UNDISTRIBUTED    UNDISTRIBUTED      ACCUMULATED           HEDGE FUNDS
      NET INVESTMENT       LONG-TERM             LOSS    FOR FEDERAL INCOME
      INCOME                    GAIN     CARRYFORWARD          TAX PURPOSES
      ---------------------------------------------------------------------
      $971,426                   $--              $--            $3,123,451

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for March 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                             REDUCTION TO         INCREASE TO
                                              ACCUMULATED     ACCUMULATED NET
      REDUCTION TO                         NET INVESTMENT       REALIZED LOSS
      PAID-IN CAPITAL                                LOSS      ON INVESTMENTS
      -----------------------------------------------------------------------
      $30,668                                    $339,106            $308,438

The tax character of distributions paid during the year ended March 31, 2006 and March 31, 2005 was as follows:

                                               YEAR ENDED          YEAR ENDED
                                           MARCH 31, 2006      MARCH 31, 2005
      -----------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                          $2,817,566          $2,036,722
      Long-term capital gain                      264,928           1,126,790
      Return of capital                                --           1,208,656
                                               ------------------------------
      Total                                    $3,082,494          $4,372,168
                                               ==========          ==========

The primary difference between the book and tax appreciation or depreciation of investments in Hedge Funds, if applicable, is attributable to adjustments to the tax basis of investments based on allocation of income and distributions from investments in Hedge Funds and the tax realization of financial statement unrealized gain or loss. In addition, the cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Hedge Funds. The allocated taxable income is reported to the Fund by each Hedge Fund on Schedule K-1. The aggregate cost of Hedge Funds and the composition of unrealized appreciation and depreciation on Hedge Funds for federal income tax purposes as of March 31, 2006 is noted below.

      Federal tax cost of Hedge Funds         $65,729,971
                                              -----------
      Gross unrealized appreciation           $ 3,123,451
      Gross unrealized depreciation                    --
                                              -----------
      Net unrealized appreciation             $ 3,123,451
                                              ===========

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.


                   15 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES Continued

CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested in money market deposit accounts sponsored by Citibank, N.A. The Fund treats all financial instruments that mature within three months as cash equivalents. Cash equivalents are valued at cost plus accrued interest which approximates market value.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

As compensation for services provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee (the "Management Fee") computed at an annual rate of 1.25% of the Fund's net assets determined as of the last day of each month (before any repurchases of shares). For the year ended March 31, 2006, the Management Fee incurred by the Fund was $878,915. The Adviser pays a monthly fee to the Sub-Adviser equal to 50% of the Management Fee earned by the Adviser pursuant to the Advisory Agreement. This fee is payable to the Sub-Adviser by the Adviser and not the Fund.

      In addition, the Adviser has voluntarily agreed to waive a portion of its Management Fee in order to limit total expenses of the Fund to 1.50% of the average monthly net assets of the Fund. For the year ended March 31, 2006, the Adviser waived management fees in the amount of $178,023.

      Under the terms of an administration agreement (the "Administration Agreement") with the Fund, the Adviser provides certain administrative services to the Fund, including, among other things, providing office space and other support services and personnel as necessary to provide such administration, accounting and shareholder services to the Fund. In consideration for these services, the Fund pays the Adviser a monthly fee (the "Administration Fee") computed at an annual rate of 0.15% of the Fund's net assets determined as of the last day of each month. For the year ended March 31, 2006, the Administration Fee incurred by the Fund was $105,483. The Adviser has retained the Sub-Adviser to provide the administration services subject to the supervision of the Adviser. The Adviser pays a monthly fee to the Sub-Adviser equal to 100% of the Administration Fee earned by the Adviser pursuant to the Administration Agreement. This fee is payable to the Sub-Adviser by the Adviser and not the Fund.

      The Adviser intends to pay a portion of its Management Fee, not to exceed 0.25% (on an annualized basis) of the aggregate value of outstanding shares held by such shareholders, to qualifying brokers, dealers and financial advisers that provide ongoing investor services and account maintenance services to shareholders that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling shareholder inquiries regarding the Fund; assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser may reasonably request. This fee is payable by the Adviser and not the Fund.

      OFI owned 124.203 and 118.791 shares of the Fund, valued at $123,383 and $113,771, respectively, as of March 31, 2006 and March 31, 2005. At March 31, 2006, there was one shareholder, unaffiliated with the Adviser, with a balance that represented approximately 30% of the Fund's net assets.

      Under the General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor is an affiliate of the Adviser and the Sub-Adviser.

      A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer. Additionally,


                   16 | OFI TREMONT MARKET NEUTRAL HEDGE FUND these Board members are reimbursed by the Fund for all reasonable out of pocket expenses. These fees and out of pocket expenses are paid by the funds that the Board members oversee, including the Fund. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended March 31, 2006, the Fund's projected benefit obligations were increased by $1,215 and payments of $0 were made to retired trustees, resulting in an accumulated liability of $1,215 as of March 31, 2006. The Board has adopted a deferred compensation plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

      Citibank, N.A. serves as custodian of the Fund's assets and provides custodial services for the Fund.

--------------------------------------------------------------------------------
4. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                  YEAR ENDED MARCH 31, 2006         YEAR ENDED MARCH 31, 2005
                                                     SHARES          AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------
Subscriptions                                     5,813.072     $ 5,692,000       42,128.653     $ 41,057,790
Dividends and/or distributions reinvested         3,127.626       3,082,494        4,418.741        4,372,168
Redemptions                                      (8,514.818)     (8,269,759)     (32,214.718)     (31,004,528)
                                                --------------------------------------------------------------
Net increase                                        425.880     $   504,735       14,332.676     $ 14,425,430
                                                ==============================================================

--------------------------------------------------------------------------------
5. INVESTMENTS IN HEDGE FUNDS

At March 31, 2006, the Fund had investments in Hedge Funds, none of which were related parties. The agreements related to investments in Hedge Funds provide for compensation to the Hedge Funds' managers/general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Hedge Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to eighteen months from initial investment. Information related to each Hedge Fund is included on the statement of investments. At March 31, 2006, the Fund had approximately 5.0% of capital invested in Hedge Funds with remaining lock-up provisions extending beyond one year from March 31, 2006.

      For the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of Hedge Funds were $25,797,548 and $29,069,597, respectively.

--------------------------------------------------------------------------------
6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Hedge Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these Hedge Funds is limited to the value of these investments reported by the Fund.


                   17 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. CREDIT FACILITY

The Fund may borrow money in amounts up to one-third of its total assets (including the amount borrowed) for investment purposes, to meet repurchase requests and for cash management purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      Effective November 28, 2005, the Fund entered into a Credit Agreement with The Bank of Nova Scotia which enables it to participate with certain other Oppenheimer funds in a committed, unsecured credit facility that permits borrowings of up to $75,000,000, collectively. The borrowings of any single fund under the credit facility are further limited to 15% of its net assets. Interest is charged to the Fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.75% or LIBOR plus 0.75%, depending on the type of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.125% per annum.

      For the period December 29, 2005 through March 31, 2006 (the "Period"), the average daily borrowed balance of the Fund was $2,284,946 at an average daily interest rate of 5.24%. The Fund had no outstanding borrowings as of March 31, 2006. Expenses incurred by the Fund with respect to interest on borrowings, commitment fees and facility start-up costs are disclosed separately or as miscellaneous fees on the Statement of Operations.

--------------------------------------------------------------------------------
8. LITIGATION

A complaint was filed as a putative class action against the Adviser (and other defendants) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Adviser charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Adviser was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Adviser believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, the Adviser believes that the allegations contained in the complaints are without merit and that there are substantial grounds to sustain the district court's rulings.

--------------------------------------------------------------------------------
9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on February 15, 2006, the Board of Trustees of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2007, replacing the firm of Ernst & Young LLP, who were dismissed as the independent registered public accounting firm to the Fund, effective at the conclusion of the fiscal 2006 audit. This change in the Fund's auditors was approved by the Fund's audit committee and ratified by the Fund's independent Trustees. During the two most recent fiscal years the audit reports of Ernst & Young LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the disagreements in connection with its reports.

--------------------------------------------------------------------------------
10. SUBSEQUENT EVENTS

Effective May 1, 2006, the Fund received new contributions from shareholders of $191,556.


                   18 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OFI TREMONT MARKET NEUTRAL HEDGE
FUND

We have audited the accompanying statement of assets and liabilities of OFI Tremont Market Neutral Hedge Fund (the "Fund"), including the statement of investments, as of March 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from January 2, 2003 (commencement of operations) to March 31, 2003. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2006, by correspondence with management of the investment funds and the custodian. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of OFI Tremont Market Neutral Hedge Fund at March 31, 2006, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from January 2, 2003 to March 31, 2003, in conformity with U.S. generally accepted accounting principles.

                                                        /s/ Ernst & Young LLP

New York, New York
May 22, 2006


                   19 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $3.86 per share were paid to shareholders on December 1, 2005. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2006 which are not designated as capital gain distributions should be multiplied by 2.76% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion of the dividends paid by the Fund are eligible for the lower individual income tax rates to the extent that the Fund has received qualified dividend income. $138,466 of the Fund's fiscal year taxable income is qualified dividend income. If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2006 which are not designated as capital gain distributions should be multiplied by 4.91% to arrive at the amount eligible for the individual qualified dividend income tax rate.

      Some states or localities do not tax registered investment company dividends that are derived, in whole or in part, from interest earned on securities issued by the U.S. Government, its agencies or instrumentalities. If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2006 which are not designated as capital gain distributions should be multiplied by 14.16% to arrive at the amount of interest earned by the Fund on securities issued by the US Treasury.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   20 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund invests primarily in Hedge Funds and similar investment vehicles that are not voting securities. To the extent the Fund invests in voting securities, if any, it has adopted the Portfolio Proxy Voting Policies and Procedures of OppenheimerFunds, Inc. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.858.9826, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov.

      In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEES AND EXPENSES INCURRED INDIRECTLY  Unaudited
--------------------------------------------------------------------------------

The Fund indirectly paid management fees of $1,012,225 during the period April 1, 2005 through March 31, 2006 as a result of its investments in Hedge Funds. This amount represents 1.44% of the Fund's average net assets. The $1,012,225 only includes management fees incurred to Hedge Funds that reported this detail to the Fund. Four Hedge Funds that received management fees from the Fund did not report this detail to the Fund. In addition, the Fund indirectly incurred incentive allocation of $1,391,671 during the period January 1, 2005 through December 31, 2005 as a result of its investments in Hedge Funds. This amount represents 1.98% of the Fund's average net assets. The $1,391,671 only includes incentive allocation incurred to Hedge Funds that reported this detail to the Fund.


                   21 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

BOARD APPROVAL OF THE FUND'S
INVESTMENT ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board" or the "Trustees"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's advisory and sub-advisory agreements (the "Agreements"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser and Tremont Partners, Inc. (the "Sub-Adviser") provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Adviser's and Sub-Adviser's services, (ii) the investment performance of the Fund, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Adviser and its affiliates, including an analysis of the cost of providing services by the Adviser and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Adviser and Sub-Adviser from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Adviser.

      NATURE AND EXTENT OF SERVICES. The Board considered information on the nature and extent of the services provided to the Fund by the Adviser, the Sub-Adviser and their affiliates and information regarding the personnel that provide such services. The Adviser's and Sub-Adviser's duties include providing and supervising all administrative and clerical personnel that are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Adviser and Sub-Adviser also provide the Fund with office space, facilities and equipment. The Sub-Adviser provides the Fund with the services of the portfolio manager and the Sub-Adviser's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments, and securities trading services.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Adviser's and Sub-Adviser's resources that are available to the Fund. The Board took account of the fact that the Adviser has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Adviser's and Sub-Adviser's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Adviser's and Sub-Adviser's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Timothy Birney and the Sub-Adviser's investment team and analysts. Mr. Birney has had over ten years of experience investing in hedge funds.

      The Board members also considered their experiences with the Adviser through their service as directors or trustees of the Fund and other funds advised by the Adviser. The Board considered information regarding the quality of services provided by affiliates of the Adviser, which it also reviews at other times during the year in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreements as a result of the Adviser's and Sub-Adviser's experience, reputation, personnel, operations, and resources.


                   22 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

      INVESTMENT PERFORMANCE OF THE FUND. During the year, the Adviser provided information on the performance of the Fund at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other closed-end hedge funds of funds advised by the Adviser and other investment advisers. The Board noted that the Fund's one-year and two-year performance were below its peer group average.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Adviser and its affiliates and to the Sub-Adviser, and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other closed-end hedge funds of funds with comparable asset levels and distribution features. The Board noted that the Fund's management fees were lower than the average of its expense peer group. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser's fee under the sub-advisory agreement.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Adviser may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee. The Board considered that the Fund has not experienced recent asset growth.

      BENEFITS TO THE ADVISER AND SUB-ADVISER. The Board considered information regarding the Adviser's costs in serving as the Fund's investment adviser, including the fee paid to the Sub-Adviser, the costs associated with the other personnel and systems necessary to manage the Fund, and information regarding the Adviser's profitability from its relationship with the Fund. The Board considered that the Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Adviser is important in order for the Adviser to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Adviser, the Board considered information regarding the direct and indirect benefits the Adviser and the Sub-Adviser receive as a result of their relationship with the Fund, including compensation paid to the Adviser's affiliates for services provided.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund. Fund counsel is independent of the Adviser and the Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Adviser and the Sub-Adviser are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Adviser and Sub-Adviser and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreements for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreements, including the management fee, in light of all of the surrounding circumstances.


                   23 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
FUND, LENGTH OF SERVICE, AGE      PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                          80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,               Director of American Commercial Lines (barge company) (since January 2005); Attorney at Hogan &
Chairman of the Board             Hartson (law firm) (since June 1993); Director of Covanta Holding Corp. (waste-to-energy
of Trustees (since 2003),         company) (since 2002); Director of Weyerhaeuser Corp. (1999-April 2004); Director of
Trustee (since 2005)              Caterpillar, Inc. (1993-December 2002); Director of ConAgra Foods (1993-2001); Director of Texas
Age: 75                           Instruments (1993-2001); Director of FMC Corporation (1993-2001). Oversees 38 portfolios in the
                                  OppenheimerFunds complex.

MATTHEW P. FINK,                  Trustee of the Committee for Economic Development (policy research foundation) (since 2005);
Trustee (since 2005)              Director of ICI Education Foundation (education foundation) (since October 1991); President of
Age: 65                           the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI
                                  Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                  A director or trustee of other Oppenheimer funds. Oversees 48 portfolios in the OppenheimerFunds
Trustee (since 2005)              complex.
Age: 72

PHILLIP A. GRIFFITHS,             Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979)
Trustee (since 2005)              of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI
Age: 67                           Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew
                                  W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the
                                  American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign
                                  Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study
                                  (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke
                                  University (1983-1991). Oversees 38 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                   Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior
Trustee (since 2005)              Vice President and General Auditor of American Express Company (financial services company)
Age: 63                           (July 1998-February 2003). Oversees 38 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                   Director of Columbia Equity Financial Corp. (privately-held financial adviser) (since 2002);
Trustee (since 2005)              Managing Director of Carmona Motley, Inc. (privately-held financial adviser) (since January
Age: 53                           2002); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial adviser)
                                  (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on
                                  Foreign Relations, the Investment Committee of the Episcopal Church of America, the Investment
                                  Committee and Board of Human Rights Watch and the Investment Committee of Historic Hudson
                                  Valley. Oversees 38 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,               Director of Dominion Resources, Inc. (electric utility holding company) (February 1972-October
Trustee (since 2005)              2005); Former Director of Prime Retail, Inc. (real estate investment trust), Dominion Energy
Age: 78                           Inc. (electric power and oil & gas producer), Lumberman's Mutual Casualty Company, American
                                  Motorists Insurance Company and American Manufacturers Mutual Insurance Company; Former
                                  President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research). Oversees 38 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,         Chairman of The Directorship Search Group, Inc. (corporate governance consulting and executive
Trustee (since 2005)              recruiting) (since 1993); Life Trustee of International House (non-profit educational
Age: 74                           organization); Founder, Chairman and Chief Executive Officer of Russell Reynolds Associates,
                                  Inc. (1969-1993); Banker at J.P. Morgan & Co. (1958-1966); 1st Lt. Strategic Air Command, U.S.
                                  Air Force (1954-1958). Oversees 38 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                 Director of the following medical device companies: Medintec (since 1992) and Cathco (since
Trustee (since 2003)              1996); Director of Lakes Environmental Association (since 1996); Member of the Investment
Age: 65                           Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of
                                  Fortis/Hartford mutual funds (1994-December 2001). Oversees 38 portfolios in the
                                  OppenheimerFunds complex.


                   24 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

PETER I. WOLD,                    President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since
Trustee (since 2003)              1994); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing
Age: 58                           and production) (since 1996); Vice President of Wold Talc Company, Inc. (talc mining) (since
                                  1999); Managing Member of Hole-in-the- Wall Ranch (cattle ranching) (since 1979); Director and
                                  Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and
                                  Director of PacifiCorp. (electric utility) (1995-1999). Oversees 38 portfolios in the
                                  OppenheimerFunds complex.

BRIAN F. WRUBLE,                  General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995); Director of
Trustee (since 2005)              Special Value Opportunities Fund, LLC (registered investment company) (since September 2004);
Age: 63                           Member of Zurich Financial Investment Advisory Board (insurance) (since October 2004); Board of
                                  Governing Trustees of The Jackson Laboratory (non-profit) (since August 1990); Trustee of the
                                  Institute for Advanced Study (non-profit educa- tional institute) (since May 1992); Special
                                  Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January
                                  1999-September 2004); Trustee of Research Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College (August 1990-September
                                  2001) (economics research); Director of Ray & Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees 48 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW
AND OFFICER                       YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                  POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director (since June 2001) and President (since September
Trustee (since 2003) and          2000) of the Adviser; President and a director or trustee of other Oppenheimer funds; President
President and Principal           and Director of Oppenheimer Acquisition Corp. ("OAC") (the Adviser's parent holding company) and
Executive Officer                 of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Adviser) (since
(since 2003)                      July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Adviser) (since
Age: 56                           November 2001); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial
                                  Services, Inc. (transfer agent subsidiaries of the Adviser) (since July 2001); President and
                                  Director of OppenheimerFunds Legacy Program (charitable trust program established by the
                                  Adviser) (since July 2001); Director of the following investment advisory subsidiaries of the
                                  Adviser: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation,
                                  Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November
                                  2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July
                                  2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real
                                  Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company
                                  (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment
                                  Company Institute's Board of Governors (since October 3, 2003); Chief Operating Officer of the
                                  Adviser (September 2000-June 2001); President and Trustee of MML Series Investment Fund and
                                  MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance Company (September 1999-August 2000); President, Chief Executive Officer
                                  and Director of MML Bay State Life Insurance Company (September 1999-August 2000); Director of
                                  Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp)
                                  (June 1989-June 1998). Oversees 86 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                    THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. BIRNEY AND ZACK,
                                  TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS.
                                  VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES
                                  FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT DEATH OR REMOVAL.

TIMOTHY J. BIRNEY,                Vice President of the Sub-Adviser since January 2005 and was Investment Management Associate for
Vice President and Portfolio      Tremont Capital, Inc., the parent company of the Sub-Adviser, from November 2003 to January
Manager (since 2005)              2005. From May 2002 through November 2003, Vice President at Asset Alliance Corporation. From
Age: 38                           March 1998 through May 2002, Vice President and Research Portfolio Manager of Alternative Asset
                                  Management at Nikko Securities Co. International, Inc. An officer of 4 portfolios in the
                                  OppenheimerFunds complex.


                   25 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Adviser (since March 2004); Vice
Vice President and                President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Chief Compliance Officer          Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal
(since 2004)                      Audit of the Adviser (1997-February 2004). An officer of 86 portfolios in the OppenheimerFunds
Age: 55                           complex.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Adviser (since March 1999); Treasurer of the
Treasurer and Principal           following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial and Accounting          Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer
Officer (since 1999)              Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000),
Age: 46                           OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI
                                  Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                  (charitable trust program established by the Adviser) (since June 2003); Treasurer and Chief
                                  Financial Officer of OFI Trust Company (trust company subsidiary of the Adviser) (since May
                                  2000); Assistant Treasurer of the following: OAC (since March 1999),Centennial Asset Management
                                  Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June
                                  2003); Principal and Chief Operating Officer of Bankers Trust Company-Mutual Fund Services
                                  Division (March 1995- March 1999). An officer of 86 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Secretary (since 2003)            Adviser; General Counsel and Director of the Distributor (since December 2001); General Counsel
Age: 57                           of Centennial Asset Management Corporation (since December 2001); Senior Vice President and
                                  General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and
                                  General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and
                                  Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc;
                                  Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002);
                                  Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice
                                  President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                  Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI
                                  Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of
                                  OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of
                                  OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds
                                  (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003), Acting
                                  General Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                  2001) of the Adviser; Assistant Secretary of the following: Shareholder Services, Inc. (May
                                  1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November 2001), and
                                  OppenheimerFunds International Ltd. (September 1997-November 2001). An officer of 86 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST


                   26 | OFI TREMONT MARKET NEUTRAL HEDGE FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $70,600 in fiscal 2006 and $68,300 in fiscal 2005.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $45,000 in fiscal 2006 and $74,200 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: security counts performed for Registered Investment Advisors of hedge funds.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $137,231 in fiscal 2006 and $115,000 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees include services provided to the registrant's distributor with respect to the development, customization and ongoing support of software.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $189,231 in fiscal 2006 and $189,200 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable. The Fund invests exclusively in non-voting securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The portfolio manager of the Fund is Timothy J. Birney (referred to as the "Portfolio Manager"), who is primarily responsible for selecting the Fund's investments in Hedge Funds and allocating the Fund's assets among the Hedge Funds selected. Mr. Birney has been Vice President and portfolio manager of the Sub-Adviser since January 2005 and was Investment Management Associate for Tremont Capital, Inc., the parent company of the Sub-Adviser, from November 2003 to January 2005. From May 2002 through November 2003, Mr. Birney served as Vice President at Asset Alliance Corporation, where his responsibilities included the development and distribution of structured products and quantitative allocation and risk management models. From March 1998 through May 2002, Mr. Birney served as Vice President and Research Portfolio Manager of Alternative Asset Management at Nikko Securities Co. International, Inc.

      o OTHER ACCOUNTS MANAGED. In addition to managing the Fund's investment portfolio, Mr. Birney also manages other investment portfolios and other accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Mr. Birney as of March 31, 2006.

OFI TREMONT MARKET NEUTRAL              REGISTERED INVESTMENT      OTHER POOLED
HEDGE FUND                                    COMPANIES         INVESTMENT VEHICLES    OTHER ACCOUNTS
---------------------------------------------------------------------------------------------------------
ACCOUNTS MANAGED                                    4                     11                None
---------------------------------------------------------------------------------------------------------
TOTAL ASSETS MANAGED*                           $ 412                 $1,117                None
---------------------------------------------------------------------------------------------------------
ACCOUNTS WITH PERFORMANCE-BASED
ADVISORY FEES                                       2                      2                None
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TOTAL ASSETS IN ACCOUNTS WITH
PERFORMANCE-BASED ADVISORY FEES*                $ 129                 $  349                None

* In millions.

      As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example Mr. Birney may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser's compliance procedures and Code of Ethics recognize the Sub-Adviser's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude Mr. Birney from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, Mr. Birney may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

      o COMPENSATION OF THE PORTFOLIO MANAGER. Mr. Birney is employed and compensated by the Sub-Adviser, not the Fund. The Sub-Adviser's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward contributions toward creating shareholder value. As of March 31, 2006, Mr. Birney's compensation consisted of three main elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Sub-Adviser's holding company parent.

      The base pay component is reviewed regularly to ensure that it is commensurate with the requirements of the portfolios under Mr. Birney's management, reflects any specific competence or specialty of the manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including management's evaluation of the Fund's pre-tax performance for periods since Mr. Birney became the Fund's portfolio manager. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The performance of other pooled investment vehicles and other accounts are also considered in determining Mr. Birney's compensation. Mr. Birney's compensation with respect to the Fund is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to reduce potential conflicts of interest between the Fund and other funds managed by Mr. Birney. The compensation structure of the other funds managed by Mr. Birney is the same as the compensation structure of the Fund, described above.

      o OWNERSHIP OF FUND SHARES. As of March 31, 2006, Mr. Birney did not beneficially own any shares of the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of March 31, 2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OFI Tremont Market Neutral Hedge Fund

By: /s/ John V. Murphy
    ______________________
    John V. Murphy
    Principal Executive Officer

Date: May 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ______________________
    John V. Murphy
    Principal Executive Officer

Date: May 15, 2006

By: /s/ Brian W. Wixted
    ____________________________
    Brian W. Wixted
    Principal Financial Officer

Date: May 15, 2006